Exhibit 10.3
This Agreement, the liens and security interests granted to the Collateral Agent pursuant to this Agreement and the exercise of any right or remedy by the Collateral Agent hereunder, are subject to the provisions of the Intercreditor Agreement dated as of June 30, 2009 (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), among SunTrust Bank, as ABL Agent and U.S. Bank National Association, as Trustee and as Collateral Agent, and acknowledged by the Grantors from time to time party thereto.
SECURITY AGREEMENT
This AGREEMENT (this “Agreement”) is made as of this 30th day of June, 2009, among the Grantors listed on the signature pages hereof and those additional entities that hereafter become parties hereto by executing the form of Supplement attached hereto as Annex I (collectively, jointly and severally, “Grantors” and each individually “Grantor”), U.S. Bank National Association, in its capacity as collateral agent (together with its successors, “Collateral Agent”), the Trustee (as defined below) on behalf of itself and the Noteholders, and each Additional Pari Passu Agent from time to time party hereto, on behalf of itself and the Secured Parties under the Additional Pari Passu Agreement under which it is acting in such capacity.
W I T N E S S E T H:
     WHEREAS, Oxford Industries, Inc., a Georgia corporation (the “Company”) and the other Grantors have entered into that certain Indenture, dated as of June 30, 2009 (as amended, restated, supplemented or otherwise modified from time to time, the “Indenture”), by and among the Company, the other Grantors and U.S. Bank National Association, as trustee (together with its successors in such capacity, the “Trustee”), on behalf of the holders (the “Noteholders”) of the Notes (as defined below) pursuant to which the Company is issuing $150,000,000 aggregate principal amount at maturity of its 11.375% Senior Secured Notes due 2015 (the “Notes”), which are guaranteed by each of the Grantors other than the Company;
     WHEREAS, the Trustee has been appointed to serve as Collateral Agent under the Indenture and in such capacity, is authorized and directed to enter into this Agreement;
     WHEREAS, following the date hereof, the Grantors may incur Permitted Additional Pari Passu Obligations (as defined in the Indenture) which are secured equally and ratably with the Grantors’ obligations in respect of the Notes in accordance with Section 27 of this Agreement;
     WHEREAS, each Grantor will receive substantial benefits from the execution, delivery and performance of the obligations under the Indenture, the Notes and any Additional Pari Passu Agreement, and each is, therefore, willing to enter into this Agreement; and
     WHEREAS, in order to induce the Trustee to enter into the Indenture and to induce the Noteholders to purchase the Notes, Grantors have agreed to grant a continuing security interest in and to the Collateral (as defined herein) in order to secure the prompt and complete payment, observance and performance of, the Secured Obligations (as defined herein);

     NOW, THEREFORE, for and in consideration of the recitals made above and other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:
     1. Defined Terms. All capitalized terms used herein (including in the preamble and recitals hereof) without definition shall have the meanings ascribed thereto in the Indenture. Any terms used in this Agreement that are defined in the UCC shall be construed and defined as set forth in the UCC unless otherwise defined herein or in the Indenture; provided, however, that to the extent that the UCC is used to define any term herein and such term is defined differently in different Articles of the UCC, the definition of such term contained in Article 9 of the UCC shall govern. In addition to those terms defined elsewhere in this Agreement, as used in this Agreement, the following terms shall have the following meanings:
     (a) “ABL Agent” shall have the meaning set forth in the Intercreditor Agreement.
     (b) “ABL Claimholder” shall have the meaning set forth in the Intercreditor Agreement.
     (c) “ABL Collateral” shall have the meaning set forth in the Intercreditor Agreement.
     (d) “Account Debtor” shall mean any Person who is obligated to make payments in respect of an Account.
     (e) “Accounts” means all “accounts,” as such term is defined in the UCC, of each Grantor whether now existing or hereafter created or arising, including, without limitation, (a) all accounts receivable, other receivables, book debts and other forms of obligations (other than forms of obligations evidenced by Chattel Paper or Instruments) (including any such obligations that may be characterized as an account or contract right under the UCC), (b) all of each Grantor’s rights in, to and under all purchase orders or receipts for goods or services, (c) all of each Grantor’s rights to any goods represented by any of the foregoing (including unpaid sellers’ rights of rescission, replevin, reclamation and stoppage in transit and rights to returned, reclaimed or repossessed goods), (d) all rights to payment due to a Grantor for property sold, leased, licensed, assigned or otherwise disposed of, for a policy of insurance issued or to be issued, for a secondary obligation incurred or to be incurred, for energy provided or to be provided, for the use or hire of a vessel under a charter or other contract, arising out of the use of a credit card or charge card, or for services rendered or to be rendered by such Grantor or in connection with any other transaction (whether or not yet earned by performance on the part of such Grantor), (e) all health care insurance receivables and (f) all collateral security of any kind, given by any Account Debtor or any other Person with respect to any of the foregoing.
     (f) “Additional Pari Passu Agent” means the Person appointed to act as trustee, agent or representative for any holder of Permitted Additional Pari Passu Obligations pursuant to any Additional Pari Passu Agreement and designated as “Additional Pari Passu

Agent” for such holder in an Additional Pari Passu Joinder Agreement delivered to the Collateral Agent, together with its successors and assigns in such capacity.
     (g) “Additional Pari Passu Agreement” means the indenture, credit agreement or other agreement under which any Permitted Additional Pari Passu Obligations (other than Additional Notes) are incurred and any notes or other instruments representing such Permitted Additional Pari Passu Obligations, as the same may be amended, restated, supplemented or otherwise modified from time to time.
     (h) “Additional Pari Passu Joinder Agreement” means an agreement substantially in the form of Annex II.
     (i) “Bankruptcy Code” shall mean the United States Bankruptcy Code (11 U.S.C. Section 101 et seq.), as now or hereafter amended, and any successor statute.
     (j) “Books” means books and Records (including each Grantor’s Records indicating, summarizing, or evidencing such Grantor’s assets (including the Collateral) or liabilities, each Grantor’s Records relating to such Grantor’s business operations or financial condition, and each Grantor’s Goods or General Intangibles (other than Excluded Trademarks and Excluded Trademark Licenses) related to such information).
     (k) “Cash Equivalents” shall mean, collectively, (a) marketable, direct obligations of the United States of America and its agencies maturing within three hundred sixty-five (365) days of the date of purchase, (b) commercial paper issued by corporations, each of which shall have a consolidated net worth of at least $500,000,000, which commercial paper will mature within one hundred eighty (180) days from the date of the original issue thereof and is rated “P-1” or better by Moody’s or “A-1” or better by S&P, (c) certificates of deposit maturing within three hundred sixty-five (365) days of the date of purchase and issued by a US national or state bank having deposits totaling more than $500,000,000, and whose short-term debt is rated “P-1” or better by Moody’s or “A-1” or better by S&P, (d) up to $100,000 per institution and up to $1,000,000 in the aggregate in (i) short-term obligations issued by any local commercial bank or trust company located in those areas where the Company conducts its business, whose deposits are insured by the Federal Deposit Insurance Corporation, or (ii) commercial bank-insured money market funds, or any combination of the types of investments described in this clause (d), and (e) overnight investments with such financial institutions having a short term deposit rating of “P-1” or better by Moody’s, or “A-1” or better by S&P.
     (l) “Chattel Paper” means chattel paper (as that term is defined in the UCC) and includes tangible chattel paper and electronic chattel paper.
     (m) “Collateral” has the meaning specified therefor in Section 2; provided, that any reference to “Collateral” in Section 10, Section 23, Annex II or Annex III shall also refer to each Mortgaged Property.
     (n) “Commercial Tort Claims” means commercial tort claims (as that term is defined in the UCC), and includes those commercial tort claims listed on Schedule 2.

     (o) “Copyrights” means copyrights and copyright registrations, including the copyright registrations and applications for registration listed on Schedule 3, and (i) all renewals thereof, (ii) all income, royalties, damages and payments now and hereafter due or payable under and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof, (iii) the right to sue for past, present and future infringements and dilutions thereof and (iv) all of each Grantor’s rights corresponding thereto throughout the world, but excluding, in each case, copyrights included in the definition of “Excluded Trademarks” hereunder.
     (p) “Copyright Security Agreement” means each Copyright Security Agreement among Grantors, or any of them, and the Collateral Agent, for the benefit of the Secured Parties, in substantially the form of Exhibit A attached hereto, pursuant to which Grantors have granted to the Collateral Agent, for the benefit of the Secured Parties, a security interest in all their respective Copyrights.
     (q) “Deposit Account” means any deposit account (as that term is defined in the UCC).
     (r) “Discharge of Obligations” means, both (i) in the case of the Indenture, Legal Defeasance, Covenant Defeasance or satisfaction and discharge of the Indenture in accordance with Section 8.02, Section 8.03 or Section 14.01 thereof and (ii) in the case of each Additional Pari Passu Agreement, any event or circumstance with respect to the Additional Pari Passu Obligations that under such agreement entitles the Grantors to obtain a release of all Liens securing such Additional Pari Passu Obligations under the Security Documents.
     (s) “Documents” means documents (as that term is defined in the UCC).
     (t) “Domestic Subsidiary” means any Subsidiary that is not a Foreign Subsidiary.
     (u) “Draft” means a draft (as that term is defined in the UCC).
     (v) “Equipment” means equipment (as that term is defined in the UCC).
     (w) “Equity Interests” shall mean, as applied to any Person, any capital stock, membership interests, partnership interests or other equity interests issued by such Person, regardless of class or designation, and all warrants, options, purchase rights, conversion or exchange rights, voting rights, calls or claims of any character with respect thereto.
     (x) “Event of Default” means an “event of default” under the Indenture or under any Additional Pari Passu Agreement.
     (y) “Excluded Trademark Licenses” means any Intellectual Property License related to a Trademark to the extent such Intellectual Property License is not a U.S. Trademark License.

     (z) “Excluded Trademarks” means any Trademarks that are not U.S. Trademarks.
     (aa) “First-Tier Foreign Subsidiary” shall mean any Foreign Subsidiary that is directly held by the Company or its Domestic Subsidiaries.
     (bb) “Fixtures” means fixtures (as that term is defined in the UCC).
     (cc) “General Intangibles” means general intangibles (as that term is defined in the UCC) and, in any event, including payment intangibles, contract rights, rights to payment, rights arising under common law, statutes, or regulations, choses or things in action, goodwill (including the goodwill associated with any Trademark), Patents, Trademarks, Copyrights, URLs and domain names, industrial designs, other industrial or Intellectual Property or rights therein or applications therefor, whether under license or otherwise, programs, programming materials, blueprints, drawings, purchase orders, customer lists, monies due or recoverable from pension funds, route lists, rights to payment and other rights under any royalty or licensing agreements, including Intellectual Property Licenses, infringement claims, computer programs, information contained on computer disks or tapes, software, literature, reports, catalogs, pension plan refunds, pension plan refund claims, insurance premium rebates, tax refunds, and tax refund claims, uncertificated Equity Interests not constituting a security (as defined in the UCC), and any other personal property other than commercial tort claims, money, Accounts, Chattel Paper, Deposit Accounts, Goods, Investment Related Property, Negotiable Collateral, and oil, gas, or other minerals before extraction.
     (dd) “Goods” means goods (as that term is defined in the UCC).
     (ee) “Governmental Authority” shall mean any nation or government, any state or other political subdivision thereof and any entity to the extent exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to any government.
     (ff) “Grantor” and “Grantors” has the meaning specified therefor in the recitals to this Agreement.
     (gg) “Insolvency Proceeding” means (a) any case, action or proceeding before any court or other Governmental Authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up or relief of debtors, or (b) any general assignment for the benefit of creditors, composition, marshalling of assets for creditors or other, similar arrangement in respect of its creditors generally or any substantial portion of its creditors, in each of (a) and (b) undertaken under federal, state or foreign law, including the Bankruptcy Code.
     (hh) “Instrument” means an instrument (as that term is defined in the UCC).
     (ii) “Intellectual Property” means any and all Intellectual Property Licenses, Patents, Copyrights, Trademarks and trade secrets.

     (jj) “Intellectual Property Licenses” means a license or other agreement granting a right to use any Patent, Trademark, Copyright or other Intellectual Property, to which a Grantor is a party, whether as a licensee or a licensor, including the license agreements listed on Schedule 4, and the right to use any such Patent, Trademark, Copyright or other Intellectual Property (to the extent permitted by such license) in connection with the enforcement of the Secured Parties’ rights under the Senior Secured Note Documents or any Additional Pari Passu Agreement, including the right to prepare for sale and sell any and all Inventory and Equipment now or hereafter owned by any Grantor and now or hereafter covered by such licenses.
     (kk) “Intercreditor Agreement” has the meaning set forth in the legend on the first page of this Agreement.
     (ll) “Inventory” means inventory (as that term is defined in the UCC).
     (mm) “Investment Related Property” means (i) investment property (as that term is defined in the UCC), and (ii) all of the following regardless of whether classified as investment property under the UCC: all Pledged Interests; Pledged Operating Agreements; and Pledged Partnership Agreements.
     (nn) “Letter-of-Credit Rights” means letter-of-credit rights (as that term is defined in the UCC).
     (oo) “Mortgage” means an agreement, including, but not limited to, a mortgage, deed of trust or any other document creating and evidencing a Lien on a Mortgaged Property in favor of or for the benefit of the Collateral Agent, which shall be in form which is effective to create a Lien in such Mortgaged Property in favor of the Collateral Agent to secure the Secured Obligations that is enforceable against the applicable Grantor and third parties, in each case, with such schedules and including such provisions as shall be necessary or desirable to conform such document to applicable local law requirements or as shall be customary under applicable local law requirements.
     (pp) “Mortgaged Property” means each parcel of Real Property, if any, which shall be subject to a Mortgage delivered after the Issue Date pursuant to Section 3.
     (qq) “Negotiable Collateral” means Instruments, Letter-of-Credit Rights, Promissory Notes, Drafts and Documents.
     (rr) “Patent Security Agreement” means each Patent Security Agreement among Grantors, or any of them, and the Collateral Agent, for the benefit of the Secured Parties, in substantially the form of Exhibit B attached hereto, pursuant to which Grantors have granted to the Collateral Agent, for the benefit of the Secured Parties, a security interest in all their respective Patents.
     (ss) “Patents” means patents and patent applications, including the patents and patent applications listed on Schedule 5, and (i) all continuations and continuations-in-part, (ii) all income, royalties, damages and payments now and hereafter due or payable under and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof, (iii) the right to sue for past, present and future infringements and dilutions thereof, and (iv) all of each Grantor’s rights corresponding thereto throughout the world.
     (tt) “Pledged Companies” means, each Person listed on Schedule 7 as a “Pledged Company”, together with each other Person, all or a portion of whose Equity Interests, are acquired or otherwise owned by a Grantor after the date hereof and are required to be pledged to the Collateral Agent, other than any such Equity Interest excluded from the term “Collateral” under the last paragraph of Section 2.
     (uu) “Pledged Interests” means all of each Grantor’s right, title and interest in and to all of the Equity Interests now or hereafter owned by such Grantor, regardless of class or designation, in each of the Pledged Companies, and all substitutions therefor and replacements thereof, all proceeds thereof and all rights relating thereto, including any certificates representing the Equity Interests, the right to request after the occurrence and during the continuation of an Event of Default that such Equity Interests be registered in the name of the Collateral Agent or any of its nominees, the right to receive any certificates representing any of the Equity Interests and the right to require that such certificates be delivered to the Collateral Agent together with undated powers or assignments of investment securities with respect thereto, duly endorsed in blank by such Grantor, all warrants, options, share appreciation rights and other rights, contractual or otherwise, in respect thereof and of all dividends, distributions of income, profits, surplus, or other compensation by way of income or liquidating distributions, in cash or in kind, and cash, Instruments, and other property from time to time received, receivable, or otherwise distributed in respect of or in addition to, in substitution of, on account of, or in exchange for any or all of the foregoing, except that Pledged Interests shall not include any property or assets which are excluded from the term “Collateral” under the last paragraph of Section 2.
     (vv) “Pledged Interests Addendum” means a Pledged Interests Addendum substantially in the form of Exhibit D to this Agreement.
     (ww) “Pledged Operating Agreements” means all of each Grantor’s rights, powers, and remedies under the limited liability company operating agreements of the Pledged Companies that are limited liability companies.
     (xx) “Pledged Partnership Agreements” means all of each Grantor’s rights, powers, and remedies under the partnership agreements of the Pledged Companies that are partnerships.
     (yy) “Proceeds” has the meaning specified therefor in Section 2.
     (zz) “Promissory Note” means a promissory note (as that term is defined in the UCC).
     (aaa) “Real Property” means any estates or interests in real property now owned or hereafter acquired by any Grantor and the improvements thereto.

     (bbb) “Record” means a record (as that term is defined in the UCC).
     (ccc) “Required Secured Parties” means the holders of a majority in aggregate outstanding or committed principal amount of (i) the Notes and (ii) any Indebtedness constituting Permitted Additional Pari Passu Obligations (other than Additional Notes) voting as a single class, in each case, excluding any Notes or Permitted Additional Pari Passu Obligations that are required to be disregarded for voting purposes under the Indenture or the applicable Additional Pari Passu Agreement.
     (ddd) “Secured Obligations” means any principal, premium, interest (including any interest accruing subsequent to the filing of a petition in bankruptcy, reorganization or similar proceeding at the rate provided for in the documentation with respect thereto, whether or not such interest is an allowed claim under applicable state, federal or foreign law), penalties, fees, indemnifications, reimbursements (including reimbursement obligations with respect to letters of credit and banker’s acceptances), damages and other liabilities, and guarantees of payment of such principal, interest, penalties, fees, indemnifications, reimbursements, damages and other liabilities, and any fees or expenses owed to the Trustee, Collateral Agent or any Additional Pari Passu Agent, in their respective capacities as such, by any Grantor, payable or arising under any of (i) the Indenture and the Notes (other than any Additional Notes and provisions in the Indenture relating solely to such Additional Notes, except to the extent constituting Permitted Additional Pari Passu Obligations), (ii) any Additional Notes and documentation in the Indenture relating solely to Additional Notes and (iii) any Additional Pari Passu Agreement and any other documentation relating to the Permitted Additional Pari Passu Obligations incurred thereunder; provided that no obligations in respect of Permitted Additional Pari Passu Obligations (other than obligations with respect to Additional Notes) shall constitute “Secured Obligations” unless the Additional Pari Passu Agent for the holders of such Permitted Additional Pari Passu Obligations has executed an Additional Pari Passu Joinder Agreement in the form of Annex II hereto.
     (eee) “Secured Parties” means, collectively, the Collateral Agent, the Trustee, each Additional Pari Passu Agent, the Noteholders, the holders of any Additional Pari Passu Obligations, and any other holders of Secured Obligations.
     (fff) “Securities Account” means a securities account (as that term is defined in the UCC).
     (ggg) “Security Interest” has the meaning specified therefor in Section 2.
     (hhh) “Supporting Obligations” means supporting obligations (as such term is defined in the UCC), and includes Letter-of-Credit Rights and guaranties issued in support of Accounts, Chattel Paper, Documents, General Intangibles, Instruments, or Investment Related Property.
     (iii) “Trademarks” means trademarks, trade names, registered trademarks, trademark applications, service marks, registered service marks, service mark applications, and Copyrights (whether or not registered) embodied in any of the foregoing or related to works with which the goodwill of any Grantor has become associated, and (i) all renewals thereof, (ii) all income, royalties, damages and payments now and hereafter due or payable under and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof, (iii) the right to sue for past, present and future infringements and dilutions thereof, (iv) the goodwill of each Grantor’s business symbolized by the foregoing and connected therewith, and (v) all of each Grantor’s rights corresponding thereto throughout the world.
     (jjj) “Trademark Security Agreement” means each Trademark Security Agreement among Grantors, or any of them, and the Collateral Agent, for the benefit of the Secured Parties, in substantially the form of Exhibit C attached hereto, pursuant to which such Grantors have granted to the Collateral Agent, for the benefit of the Secured Parties, a security interest in all their respective U.S. Trademarks and U.S. Trademark Licenses.
     (kkk) “UCC” shall mean the Uniform Commercial Code as the same may, from time to time, be enacted and in effect in the State of New York; provided, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of, or remedies with respect to, the Collateral Agent’s Lien on any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority or remedies and for purposes of definitions related to such provisions.
     (lll) “URL” means “uniform resource locator,” an internet web address.
     (mmm) “U.S. Trademark Licenses” “ means a license or other agreement to the extent granting a right to use any U.S. Trademark owned by a Grantor, to which a Grantor is a party as a licensor, including the license agreements listed on Schedule 6 to the extent granting a right to use any U.S. Trademark owned by a Grantor, including the right to royalties and any other consideration now or hereafter paid to a Grantor under and with respect thereto by any entity for such rights thereunder.
     (nnn) “U.S. Trademarks” means, with respect to any Grantor, trademarks, trade names and service marks and any applications for the foregoing (including those set forth on Schedule 6) owned by such Grantor and registered in (or in the case of applications, filed with) the United States Patent and Trademark Office (or any successor office performing similar functions) including (i) Copyrights (whether or not registered) embodied in any of the foregoing, (ii) all renewals thereof, (iii) all income, royalties, damages and payments now and hereafter due or payable under and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof, (iv) the right to sue for past, present and future infringements and dilutions thereof and (v) the goodwill of such Grantor’s business symbolized by the foregoing and connected therewith.

     2. Grant of Security. Each Grantor hereby unconditionally grants, assigns, and pledges to the Collateral Agent, for the benefit of the Secured Parties, a continuing security interest (hereinafter referred to as the “Security Interest”) in all personal property of such Grantor, other than personal property expressly excluded in the last paragraph of this Section 2, whether now owned or hereafter acquired or arising and wherever located, including such Grantor’s right, title, and interest in and to the following, whether now owned or hereafter acquired or arising and wherever located (the “Collateral”):
     (a) all of such Grantor’s Accounts (other than Accounts related to the Grantor’s Excluded Trademarks or Excluded Trademark Licenses);
     (b) all of such Grantor’s Books;
     (c) all of such Grantor’s Chattel Paper;
     (d) all of such Grantor’s interest with respect to any Deposit Account and the Collateral Account (including, any Trust Monies);
     (e) all of such Grantor’s Equipment and fixtures;
     (f) all of such Grantor’s General Intangibles (other than Excluded Trademarks and Excluded Trademark Licenses) including, without limitation, U.S. Trademarks and U.S. Trademark Licenses;
     (g) all of such Grantor’s Inventory;
     (h) all of such Grantor’s Investment Related Property;
     (i) all of such Grantor’s Negotiable Collateral;
     (j) all of such Grantor’s rights in respect of Supporting Obligations;
     (k) all of such Grantor’s interest with respect to any Commercial Tort Claims listed on Schedule 2;
     (l) all of such Grantor’s money, Cash Equivalents, or other assets that now or hereafter come into the possession, custody, or control of any ABL Claimholder; and
     (m) all of the proceeds and products, whether tangible or intangible, of any of the foregoing, including proceeds of insurance or commercial tort claims covering or relating to any or all of the foregoing, and any and all Accounts, Books, Chattel Paper, Deposit Accounts, Equipment, General Intangibles (other than Excluded Trademarks and Excluded Trademark Licenses), Inventory, Investment Related Property, Negotiable Collateral, Supporting Obligations, money, or other tangible or intangible property resulting from the sale, lease, license, exchange, collection, or other disposition of any of the foregoing, the proceeds of any award in condemnation with respect to any of the property of Grantors constituting Collateral, any rebates or refunds, whether for taxes or otherwise, and all proceeds of any such proceeds, or any portion thereof or interest therein, and the proceeds thereof, and all proceeds of any loss of, damage to, or destruction of the above, whether insured or not insured, and, to the extent not otherwise included, any indemnity, warranty, or guaranty payable by reason of loss or damage to, or otherwise with respect to any of the foregoing Collateral (the “Proceeds”). Without limiting the generality of the foregoing, the term “Proceeds” includes whatever is receivable or received when Investment Related Property or proceeds are sold, exchanged, collected, or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes proceeds of any indemnity or guaranty payable to any Grantor or the Collateral Agent from time to time with respect to any of the Investment Related Property.
     Notwithstanding anything contained in this Section 2 to the contrary, the term “Collateral” shall not include: (i) any of the Equity Interests of a Foreign Subsidiary of a Grantor other than a First-Tier Foreign Subsidiary of such Grantor, (ii) with respect to any First-Tier Foreign Subsidiary of a Grantor, any Equity Interests in excess of sixty-five percent (65%) of the Equity Interests of such First-Tier Foreign Subsidiary, together with all certificates representing such Equity Interests, all Proceeds thereof and all rights relating thereto, (iii) any Equity Interests in an Excluded Subsidiary, (iv) any Equity Interests in Patch Licensing LLC, (v) any Excluded Trademark or any Excluded Trademark License owned by any Grantor (as licensor or as licensee) and any Proceeds related thereto, (vi) to the extent (and only for so long as) such property does not constitute ABL Collateral, assets and all Proceeds thereof and all rights relating thereto subject to Liens permitted pursuant to clauses (d), (g), (j) or (p) (as it relates to any of the foregoing) of the definition of “Permitted Liens” in the Indenture to the extent the documentation relating to such Liens prohibits the applicable Grantors from granting a Lien on such assets to secure the Secured Obligations, (vii) to the extent (and only for so long as) such property does not constitute ABL Collateral, any Equity Interests of a Person that is not a Subsidiary of the Company and all Proceeds thereof and all rights relating thereto to the extent that a pledge of such Equity Interests, Proceeds or rights is prohibited by such Person’s organizational documents or any shareholders agreement or joint venture agreement relating to such Equity Interests, Proceeds or rights, (viii) to the extent (and only for so long as) such property does not constitute ABL Collateral, any contract, lease, license or other agreement and all Proceeds thereof and all rights relating thereto to the extent that the grant of a security interest therein would violate applicable law, result in the invalidation thereof or provide any party thereto with a right of termination or any other remedy that materially increases the costs or burden of any Grantor thereunder with respect thereto (in each case, after giving effect to Sections 9-406(d), 9-407(a), 9-408(a) and 9-409 of the UCC (or any successor provision or provisions) or any other applicable law), (ix) any Equity Interests or other securities of any Subsidiary of the Company in excess of the maximum amount of such Equity Interests or securities that could be included in the Collateral without creating a requirement pursuant to Rule 3-16 of Regulation S-X under the Securities Act for separate financial statements of such Subsidiary to be included in filings by Company with the SEC and (x) any intent-to-use trademark application to the extent and for so long as creation by a Grantor of a security interest therein would result in the loss by such Grantor of any material rights therein.
     3. Real Estate Collateral. In the event that following the Issue Date, any Grantor shall acquire any fee simple ownership interest in any parcel of Real Property (except to the extent subject to a Lien permitted by clauses (d), (g), (j) or (p) (as it relates to any of the foregoing) of the definition of “Permitted Liens” in the Indenture to the extent the documentation relating to such Lien prohibits the granting of a Lien thereon to secure the Secured Obligations) with a Fair Market Value in excess of $5,000,000 as of the date of acquisition (a “Specified Real Property”), such Grantor shall provide a Mortgage in favor of the Collateral Agent in such Specified Real Property within 120 days following the date of acquisition thereof. In the event that any Permitted Additional Pari Passu Obligations are incurred following the date any Mortgage is provided, the Grantors shall notify the Collateral Agent thereof in writing and within 120 days following such incurrence take all such action as may be reasonably required to amend each then existing Mortgage in order to ensure that such Permitted Additional Pari Passu Obligations are secured by such Mortgage. In connection with the provision of any new Mortgage or any amendment to any Mortgage pursuant to this Section 3, the related Grantors will provide (a) an Opinion of Counsel stating that such Mortgage creates an enforceable Lien on the applicable Specified Real Property in favor of the Collateral Agent or, if applicable, the relevant Additional Pari Passu Agent, to secure the Secured Obligations, subject to the assumptions and qualifications specified therein, and (b) UCC-1 fixture filings relating to such Specified Real Property filed in the appropriate filing office.
     4. Security for Secured Obligations. This Agreement and the Security Interest created hereby secure the payment and performance of all of the Secured Obligations, whether now existing or arising hereafter. Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts which constitute part of the Secured Obligations and would be owed by Grantors, or any of them, to the Collateral Agent or any other Secured Party, but for the fact that they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any other Grantor.
     5. Grantors Remain Liable. Anything herein to the contrary notwithstanding, (a) each of the Grantors shall remain liable under the contracts and agreements included in the Collateral, including the Pledged Operating Agreements and the Pledged Partnership Agreements, to perform all of the duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Collateral Agent or any other Secured Party of any of the rights hereunder shall not release any Grantor from any of its duties or obligations under such contracts and agreements included in the Collateral, and (c) no Secured Party shall have any obligation or liability under such contracts and agreements included in the Collateral by reason of this Agreement, nor shall any Secured Party be obligated to perform any of the obligations or duties of any Grantors thereunder or to take any action to collect or enforce any claim for payment assigned hereunder. Until an Event of Default shall occur and be continuing, except as otherwise provided in this Agreement, the Indenture or any Additional Pari Passu Agreement, Grantors shall have the right to possession and enjoyment of the Collateral. Without limiting the generality of the foregoing, it is the intention of the parties hereto that record and beneficial ownership of the Pledged Interests, including all voting, consensual, and dividend rights, shall remain in the applicable Grantor until the occurrence of an Event of Default and until the Collateral Agent shall notify the applicable Grantor of the Collateral Agent’s exercise of voting, consensual, or dividend rights with respect to the Pledged Interests pursuant to Section 17 hereof.
     6. Representations and Warranties. Each Grantor hereby represents and warrants as follows:

     (a) The exact legal name of each of the Grantors is set forth on the signature pages of this Agreement or a written notice provided to the Collateral Agent pursuant to Section 7(d). No Grantor conducts, and, during the five-year period immediately preceding the date hereof, no Grantor has conducted, business under any trade name or other name other than those set forth on Schedule 1 attached hereto.
     (b) Such Grantor’s organizational identification number (within the meaning of Section 9-516(b)(5)(C)(iii) of the UCC), and its chief executive office, principal place of business and the place where such Grantor maintains its records concerning the Collateral is set forth on Schedule 1. If such Grantor is a corporation, limited liability company, limited partnership, corporate trust or other registered organization, the state under whose law such registered organization was organized is set forth on Schedule 1.
     (c) Intentionally Omitted.
     (d) Intentionally Omitted.
     (e) This Agreement creates a valid security interest in the Collateral of each of Grantors, to the extent a security interest therein can be created under the UCC, securing the payment of the Secured Obligations. Except to the extent a security interest in the Collateral cannot be perfected by the filing of a financing statement under the UCC, the filing of a Copyright Security Agreement with the United States Copyright Office and the filing of a Trademark Security Agreement and a Patent Security Agreement with the United States Patent and Trademark Office, all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken or will have been taken upon the filing of financing statements and such other filings listing each applicable Grantor, as a debtor, and the Collateral Agent, as secured party, in the jurisdictions listed next to such Grantor’s name on Schedule 8. Upon the making of such filings, the Collateral Agent shall have a perfected security interest in the Collateral of each Grantor to the extent such security interest can be perfected by the filing of a financing statement and such other filings, subject only to Permitted Liens.
     (f) (i) Each Grantor is the sole holder of record and the legal and beneficial owner, free and clear of all Liens other than Permitted Liens and the Security Interest created hereby, of the Pledged Interests indicated on Schedule 7 as being owned by such Grantor and, when acquired by such Grantor, any Pledged Interests acquired after the Issue Date; (ii) all of the Pledged Interests are duly authorized, validly issued, fully paid and nonassessable and the Pledged Interests constitute or will constitute the percentage of the issued and outstanding Equity Interests of the Pledged Companies of such Grantor identified on Schedule 7 as supplemented or modified by any Pledged Interests Addendum or any supplement to this Agreement; (iii) such Grantor has the right and requisite authority to pledge the Pledged Interests pledged by such Grantor to the Collateral Agent as provided herein; (iv) all actions necessary to perfect the Collateral Agent’s Security Interest in the Pledged Interests will have been duly taken, (A) upon the execution and delivery of this Agreement; (B) upon the taking of possession by the ABL Agent of any certificates constituting the Pledged Interests, to the extent such Pledged Interests are represented by certificates, together with undated powers endorsed in blank by the applicable

Grantor and (C) upon the filing of financing statements in the applicable jurisdiction set forth on Schedule 8 for such Grantor with respect to the Pledged Interests of such Grantor that are not represented by certificates; and (v) each Grantor has delivered to and deposited with the ABL Agent (or, with respect to any Pledged Interests created or obtained after the date hereof, subject to Section 7(k), will deliver and deposit in accordance with Sections 7(a) and 9) all certificates representing the Pledged Interests owned by such Grantor to the extent such Pledged Interests are represented by certificates, and undated powers endorsed in blank with respect to such certificates. None of the Pledged Interests owned or held by such Grantor has been issued or transferred in violation of any securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject.
     (g) No consent, approval, authorization, or other order or other action by, and no notice to or filing with, any Governmental Authority or any other Person is required (i) for the grant of a Security Interest by such Grantor in and to the Collateral pursuant to this Agreement or for the execution, delivery, or performance of this Agreement by such Grantor, or (ii) for the exercise by the Collateral Agent of the voting or other rights provided for in this Agreement with respect to the Investment Related Property or the remedies in respect of the Collateral pursuant to this Agreement, except as may be required in connection with such disposition of Investment Related Property by laws affecting the offering and sale of securities generally.
     7. Covenants. Each Grantor, jointly and severally, covenants and agrees with the Collateral Agent that from and after the date of this Agreement and until the date of termination of this Agreement in accordance with Section 23 hereof:
     (a) Possession of Collateral; Other Actions as to Any and All Collateral. Subject to Section 7(k), on or prior to March 31 and September 30 of each year (commencing March 31, 2010), each Grantor shall (i) deliver physical possession of any Collateral acquired or obtained by such Grantor during the two fiscal quarters of the Company most recently ended prior to such date (or, in the case of March 31, 2010, during the period commencing on the Issue Date and ending on the last day of the fiscal quarter of the Company most recently ended prior to March 31, 2010) to the extent such Collateral consists of (A) Investment Related Property (other than Pledged Interests and any security or security entitlement that is maintained in a securities account), Negotiable Collateral, Chattel Paper (electronic, tangible or otherwise) or Instruments, in each case, individually, having a face amount of at least $1,000,000, or (B) any Pledged Interests (other than dividends and distributions paid in cash), together with such undated endorsements or powers endorsed in blank as shall be necessary, in each case only if and to the extent that perfection or priority of Collateral Agent’s Security Interest in such Collateral is dependent on possession, and (ii) in the case of any such Pledged Interests, deliver to Collateral Agent a duly executed Pledged Interests Addendum identifying such Pledged Interests.
     (b) Chattel Paper.
     (i) Subject to Section 7(k), each Grantor shall take all steps reasonably necessary to grant Collateral Agent control of all electronic Chattel Paper constituting Collateral in accordance with the UCC and all “transferable records” as that term is defined in Section 16 of the Uniform Electronic Transaction Act and Section 201 of the federal Electronic Signatures in Global and National Commerce Act as in effect in any relevant jurisdiction with respect to Chattel Paper, individually, in the face amount of at least $1,000,000;
     (ii) Subject to Section 7(k), if any Grantor retains possession of any Chattel Paper or Instruments constituting Collateral, individually, in the face amount of at least $1,000,000 (which retention of possession shall be subject to the extent permitted hereby), such Chattel Paper and Instruments shall be marked with the following legend: “This writing and the obligations evidenced or secured hereby are subject to the Security Interest of U.S. Bank National Association, as Collateral Agent for the benefit of the Secured Parties”;
     (c) Commercial Tort Claims. On or prior to March 31 and September 30 of each year (commencing March 31, 2010), if any Grantor shall have commenced a legal action during the two fiscal quarters of the Company most recently ended prior to such date (or, in the case of March 31, 2010, during the period commencing on the Issue Date and ending on the last day of the fiscal quarter of the Company most recently ended prior to March 31, 2010) with respect to a Commercial Tort Claim which if successful would involve a recovery of at least $1,000,000 (to the extent such Commercial Tort Claim would constitute Collateral), such Grantor shall amend Schedule 2 to this Agreement and file additional financing statements or amendments to existing financing statements and do such other acts or things, in each case, as are deemed necessary by the Grantors to give Collateral Agent a perfected security interest in any such Commercial Tort Claim;
     (d) Change in Names; Etc. No Grantor shall effect any change (i) in such Grantor’s legal name, (ii) in the location of such Grantor’s chief executive office, (iii) in such Grantor’s organizational structure, (iv) in such Grantor’s organizational identification number, if any, or (v) in such Grantor’s jurisdiction of organization (in each case, including by merging with or into any other entity, reorganizing, dissolving, liquidating, reorganizing or organizing in any other jurisdiction), unless it shall within 90 days after such change, give the Collateral Agent written notice thereof and take all action required to maintain the perfection and priority of the security interest of the Collateral Agent for the benefit of the Secured Parties in the Collateral of such Grantor;
     (e) Intellectual Property. On or prior to March 31 and September 30 of each year (commencing March 31, 2010), if any Grantor shall have obtained or acquired during the two fiscal quarters of the Company most recently ended prior to such date (or, in the case of March 31, 2010, during the period commencing on the Issue Date and ending on the last day of the fiscal quarter of the Company most recently ended prior to March 31, 2010) any Collateral consisting of Patents, Trademarks or Copyrights (but, excluding in each case applications therefor) registered with the United States Patent & Trademark Office or the United States Copyright Office (in each case, or any successor office performing similar functions), in order to facilitate filings with the United States Patent and Trademark Office and the United States Copyright Office, such Grantor shall execute and deliver to Collateral Agent one or more Copyright Security Agreements, Trademark Security

Agreements or Patent Security Agreements to evidence Collateral Agent’s Lien on such Collateral, and shall cause such agreements to be filed with the United States Patent & Trademark Office or the United States Copyright Office (in each case, or any successor office performing similar functions), as applicable;
     (f) Pledged Interests.
     (i) Upon the occurrence and during the continuance of an Event of Default, all sums of money and property paid or distributed in respect of the Pledged Interests which are received by any Grantor shall be held by the Grantors in trust for the benefit of Collateral Agent segregated from such Grantor’s other property, and such Grantor shall, subject to Section 7(k), deliver such money and property forthwith to Collateral Agent in the exact form received;
     (ii) No Grantor shall make or consent to any amendment or other modification or waiver with respect to any Pledged Interests, Pledged Operating Agreement, or Pledged Partnership Agreement, or enter into any agreement or permit to exist any restriction with respect to any Pledged Interests to the extent prohibited under the Indenture or any Additional Pari Passu Agreement;
     (iii) Subject to Section 7(k), upon the occurrence and during the continuance of an Event of Default, each Grantor agrees that it will cooperate with Collateral Agent in obtaining all necessary approvals and making all necessary filings under federal, state or local law in connection with the Security Interest on the Pledged Interests or any sale or transfer thereof;
     (g) Insurance. The Grantors shall use commercially reasonable efforts to cause all property insurance policies covering Collateral located in the U.S. and all U.S. general liability insurance policies of the Grantors to name the Collateral Agent as additional insured and, once obtained, the Grantors shall deliver to the Collateral Agent the original certificates of insurance evidencing that such U.S. property and general liability insurance policies of the Grantors that name the Collateral Agent as additional insured are in force;
     (h) [omitted];
     (i) [omitted];
     (j) Other Actions to Perfect. The Grantors shall not be required to take any action to perfect the security interest of the Collateral Agent, other than the filing of UCC-1 financing statements, in any of the following Collateral: (i) any vehicles, aircraft or equipment subject to certificate of title statutes, (ii) assets located in any country other than the United States of America, (iii) Equity Interests of any Foreign Subsidiary, (iv) any Deposit Account or Securities Account (other than the Collateral Account) and (v) Intellectual Property that is not registered with the United States Copyright Office or the United States Patent & Trademark Office, or any successor office thereto; provided that in the event any Grantor takes any action (other than granting “control” over such asset to the ABL Agent and except as contemplated by Section 7(k) below) to grant or perfect a Lien in favor of the ABL Agent in any assets which are not excluded from the Collateral pursuant to Section 2, such Grantor shall also take such action to grant or perfect a Lien in favor of the Collateral Agent to secure the Secured Obligations.
     (k) Delivery of Possessory Collateral to ABL Agent. Notwithstanding anything to the contrary herein, any requirement that any Grantor deliver any Equity Interests, Negotiable Collateral, Investment Related Property, Chattel Paper or other Collateral to the Collateral Agent or any Proceeds therefrom (including, without limitation, any money or property distributed in respect of the Pledged Interests) at any time prior to the Discharge of ABL Obligations (as defined in the Intercreditor Agreement) shall be satisfied by the delivery of such item by such Grantor to the ABL Agent.
     8. Relation to Other Security Documents. The provisions of this Agreement shall be subject to Section 28 and shall be read and construed with the other Security Documents referred to below in the manner so indicated.
          (a) Mortgages. The provisions of any Mortgage shall govern the security interest of the Collateral Agent in any Specified Real Property.
          (b) Patent, Trademark and Copyright Security Agreements. The provisions of the Copyright Security Agreements, the Trademark Security Agreements and Patent Security Agreements are supplemental to the provisions of this Agreement, and nothing contained in the Copyright Security Agreements, the Trademark Security Agreements or the Patent Security Agreements shall limit any of the rights or remedies of Collateral Agent hereunder.
     9. Further Assurances.
          (a) Subject to Sections 7(j) and (k), each Grantor agrees that from time to time, at its own expense, such Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary in order to perfect any Security Interest granted or purported to be granted hereby.
          (b) Each Grantor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement filed in connection with this Agreement except to the extent permitted by Section 23; provided however, that this Section shall not prohibit any Grantor from filing financing statements to perfect or protect the Collateral Agent’s Security Interest as otherwise required by this Agreement.
     10. The Collateral Agent.
     (a) Duties of The Collateral Agent.
     (i) If an Event of Default has occurred and is continuing and the Collateral Agent has received written notice thereof from the Company, the Trustee or any Additional Pari Passu Agent, the Collateral Agent may exercise such of the rights and powers vested in it by this Agreement and the Security Documents, and shall use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs; provided that, subject to the limitations on the obligations of the Collateral Agent to take actions as provided herein, in the Indenture or any Additional Pari Passu Agreement, Collateral Agent shall exercise, or refrain from exercising, any remedies provided for herein, in accordance with the written instructions of the Required Secured Parties;
     (ii) Except during the continuance of an Event of Default:
     (A) the duties of the Collateral Agent shall be determined solely by the express provisions of this Agreement and the Collateral Agent need perform only those duties that are specifically set forth in this Agreement and the other Security Documents and no others, and no implied covenants or obligations shall be read into this Agreement or the Security Documents against the Collateral Agent; and
     (B) in the absence of bad faith on its part, the Collateral Agent may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Collateral Agent.
     (iii) The Collateral Agent may not be relieved from liability for its own gross negligent action, its own grossly negligent failure to act, or its own willful misconduct, except that:
     (A) this paragraph does not limit the effect of paragraph (ii) or (v) of this Section 10(a);
     (B) the Collateral Agent shall not be liable for any error of judgment made in good faith by an officer of the Collateral Agent, unless it is proved that the Collateral Agent was grossly negligent in ascertaining the pertinent facts; and
     (C) the Collateral Agent shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it at the direction of the Required Secured Parties, or for the method and place of conducting any proceeding for any remedy available to the Collateral Agent, or exercising any trust or power conferred upon the Collateral Agent, under this Agreement or any other Security Document.
     (iv) Whether or not therein expressly so provided, every provision of this Agreement or any provision of any other Security Document that in any way relates to the Collateral Agent is subject to paragraphs (i), (ii), (iii), (v) and (vi) of this Section 10(a).
     (v) No provision of this Agreement or any other Security Document shall require the Collateral Agent to expend or risk its own funds or incur any liability.
     (vi) The Collateral Agent shall not be liable for interest on any money received by it except as the Collateral Agent may agree in writing with the Grantors. Money held in trust by the Collateral Agent need not be segregated from other funds except to the extent required by law.

     (b) Rights of the Collateral Agent.
     (i) The Collateral Agent may conclusively rely and shall be fully protected in acting or refraining from acting on any document believed by it to be genuine and to have been signed or presented by the proper Person. The Collateral Agent need not investigate any fact or matter stated in any such document. The Collateral Agent shall not be obligated to communicate with or deal in any way with any Secured Party other than the Trustee and any Additional Pari Passu Agent. In determining (x) the amount of Secured Obligations outstanding under the Indenture or any Additional Pari Passu Agreement or (y) whether the consent of any Secured Party to any amendment, waiver or other action under this Agreement or any other Security Document has been obtained, the Collateral Agent may conclusively rely on any statement by the Trustee or the applicable Additional Pari Passu Agent as to such matter.
     (ii) Before the Collateral Agent acts or refrains from acting, it may require an Officers’ Certificate. The Collateral Agent shall not be liable for any action it takes or omits to take in good faith in reliance on such Officers’ Certificate. The Collateral Agent may consult with counsel of the Collateral Agent’s own choosing (which may be counsel to the Grantors) and the Collateral Agent shall be fully protected from liability in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance on the advice or opinion of such counsel or on any Opinion of Counsel.
     (iii) The Collateral Agent may act through its attorneys and agents and shall not be responsible for the misconduct or negligence of any attorney or agent appointed with due care.
     (iv) The Collateral Agent shall not be liable for any action it takes or omits to take in good faith that it believes to be authorized or within the rights or powers conferred upon it by this Agreement or any other Security Document. Whenever in the administration of this Agreement or any Security Document the Collateral Agent shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Collateral Agent (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, conclusively rely upon an Officers’ Certificate.
     (v) Unless otherwise specifically provided in this Agreement or any other Security Document, any demand, request, direction or notice from any Grantor shall be sufficient if evidenced by an Officer’s Certificate.
     (vi) The Collateral Agent shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement or any other Security Document at the request or direction of any of the Secured Parties unless such Secured Parties shall have offered to the Collateral Agent reasonable security and indemnity reasonably satisfactory to the Collateral Agent against the costs, expenses and liabilities that might be incurred by it in compliance with such request or direction.

     (vii) The Collateral Agent shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or documents, but the Collateral Agent, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Collateral Agent shall determine to make such further inquiry or investigation, it shall be entitled to examine during normal business hours and upon reasonable notice the books, records and premises of any Grantor, personally or by agent or attorney at the sole cost of the Grantors, and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation.
     (viii) The rights, privileges, protections and benefits given to the Collateral Agent, including, without limitation, its rights to be indemnified, are extended to, and shall be enforceable by, the Collateral Agent in each of its capacities hereunder, and to each agent, custodian and other Persons employed to act hereunder or under any Security Document.
     (ix) The Collateral Agent may request that the Company deliver an Officers’ Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Agreement or any other Security Document, which Officers’ Certificate may be signed by any person authorized to sign an Officers’ Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded.
     (x) The permissive right of the Collateral Agent to take or refrain from taking any actions enumerated in this Agreement or any other Security Document shall not be construed as a duty.
          (c) Individual Rights of Collateral Agent. The Collateral Agent in its individual or any other capacity may become the owner or pledgee of Secured Obligations and may otherwise deal with any Grantor or any Affiliate of any Grantor with the same rights it would have if it were not Collateral Agent.
          (d) Collateral Agent’s Disclaimer. The Collateral Agent shall not be responsible for and makes no representation as to the validity or adequacy of this Agreement or any other Security Document, or the existence, genuineness, value or protection of any Collateral (except for the safe custody of Collateral in its possession and the accounting for Trust Monies actually received by it in accordance with the terms hereof), the legality, effectiveness or sufficiency of any Security Document, or the creation, perfection, priority, sufficiency or protection of any Lien on any Collateral, and it shall not be responsible for any statement or recital in this Agreement or any other Security Document.
          (e) Replacement of Collateral Agent. A resignation or removal of the Collateral Agent and appointment of a successor Collateral Agent shall become effective only upon the successor Collateral Agent’s acceptance of appointment as provided in this Section 10(e). The Collateral Agent may resign in writing at any time by so notifying the Company, the Trustee and each Additional Pari Passu Agent. The Company may remove the Collateral Agent if:

     (i) the Collateral Agent is removed as Trustee under the Indenture;
     (ii) the Collateral Agent fails to comply with Section 10(g) hereof;
     (iii) the Collateral Agent is adjudged a bankrupt or an insolvent or an order for relief is entered with respect to the Collateral Agent under the Bankruptcy Code;
     (iv) a custodian or public officer takes charge of the Collateral Agent or its property; or
     (v) the Collateral Agent becomes incapable of acting.
     If the Collateral Agent resigns or is removed or if a vacancy exists in the office of Collateral Agent for any reason, the Company shall promptly appoint a successor Collateral Agent which complies with the eligibility requirements contained in the Indenture and each Additional Pari Passu Agreement.
     If a successor Collateral Agent does not take office within 30 days after the retiring Collateral Agent resigns or is removed, the retiring Collateral Agent, the Company or the holders of at least 10% in principal amount of the then outstanding principal amount of Secured Obligations may petition any court of competent jurisdiction for the appointment of a successor Collateral Agent.
     A successor Collateral Agent shall deliver a written acceptance of its appointment to the retiring Collateral Agent and to the Company. Thereupon, the resignation or removal of the retiring Collateral Agent shall become effective, and the successor Collateral Agent shall have all the rights, powers and the duties of the Collateral Agent under this Agreement and the other Security Documents. The successor Collateral Agent shall mail a notice of its succession to the Trustee and each Additional Pari Passu Agent. The retiring Collateral Agent shall promptly transfer all property held by it as Collateral Agent to the successor Collateral Agent.
          (f) Successor Collateral Agent by Merger, Etc. If the Collateral Agent consolidates, merges or converts into, or transfers all or substantially all of its corporate trust business to, another Person, the successor Person without any further act shall be the successor Collateral Agent under this Agreement and the other Security Documents.
          (g) Eligibility. There shall at all times be a Collateral Agent hereunder that (i) meets the requirements for being a Trustee under the Indenture (prior to the discharge or defeasance of the Indenture) and (ii) following the discharge or defeasance of the Indenture, meets the requirements for being the Additional Pari Passu Agent under any then extant Additional Pari Passu Agreement.
          (h) Collateral Agent’s Application for Instructions from the Company. Any application by the Collateral Agent for written instructions from the Company may, at the option of the Collateral Agent, set forth in writing any action proposed to be taken or omitted by the Collateral Agent under this Agreement or any other Security Document and the date on and/or after which such action shall be taken or such omission shall be effective. The Collateral Agent shall not be liable for any action taken by, or omission of, the Collateral Agent in accordance with a proposal included in such application on or after the date specified in such application (which date shall not be less than twenty Business Days after the date any officer of the Company actually receives such application, unless any such officer shall have consented in writing to any earlier date) unless prior to taking any such action (or the effective date in the case of an omission), the Collateral Agent shall have received written instructions in response to such application specifying or objecting to the action to be taken or omitted.
          (i) Co-Collateral Agent; Separate Collateral Agent. At any time or times, for the purpose of meeting the legal requirements of any jurisdiction in which any of the Collateral may at the time be located, the Company and the Collateral Agent shall have power to appoint agents and sub-agents to the extent permitted under the Indenture and each Additional Pari Passu Agreement.
     11. Collateral Agent’s Right to Perform Contracts. Upon the occurrence and during the continuance of an Event of Default, Collateral Agent (or its designee) may (but shall be under no obligation to) upon prior notice to the Company proceed to perform any and all of the obligations of any Grantor contained in any contract, lease, or other agreement constituting Collateral and exercise any and all rights of any Grantor therein contained as fully as such Grantor itself could.
     12. Collateral Agent Appointed Attorney-in-Fact. Each Grantor hereby irrevocably appoints Collateral Agent its attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, at such time as an Event of Default has occurred and is continuing, to take any action and to execute any instrument which Collateral Agent may reasonably deem necessary or advisable to accomplish the purposes of this Agreement, including:
     (a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in connection with the Accounts constituting Collateral or any other Collateral of such Grantor;
     (b) to receive and open all mail addressed to such Grantor and to notify postal authorities to change the address for the delivery of mail to such Grantor to that of Collateral Agent;
     (c) to receive, indorse, and collect any Drafts or other Instruments, Documents, Negotiable Collateral or Chattel Paper;
     (d) to file any claims or take any action or institute any proceedings which Collateral Agent may deem necessary or desirable for the collection of any of the Collateral of such Grantor or otherwise to enforce the rights of Collateral Agent with respect to any of the Collateral;
     (e) to repair, alter, or supply Goods, if any, necessary to fulfill in whole or in part the purchase order of any Person obligated to such Grantor in respect of any Account of such Grantor constituting Collateral;

     (f) to use any labels, Patents, Trademarks, trade names, URLs, domain names, industrial designs, Copyrights, advertising matter or other industrial or intellectual property rights, in advertising for sale and selling Inventory and other Collateral and to collect any amounts due under Accounts constituting Collateral, contracts or Negotiable Collateral of such Grantor to the extent permitted under applicable licenses agreements or as permitted by applicable law; and
     (g) to bring suit in its own name to enforce Collateral consisting of the Patents, Trademarks, Copyrights and Intellectual Property Licenses related to Patents, Trademarks and Copyrights and, if Collateral Agent shall commence any such suit, the appropriate Grantor shall, at the request of Collateral Agent, do any and all lawful acts and execute any and all proper documents reasonably required by Collateral Agent in aid of such enforcement.
     To the extent permitted by law, each Grantor hereby ratifies all that such attorney-in-fact shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest and shall be irrevocable until this Agreement is terminated.
     13. Collateral Agent May Perform. If any of the Grantors fails to perform any agreement contained herein, Collateral Agent may itself perform, or cause performance of, such agreement, and the reasonable expenses of Collateral Agent incurred in connection therewith shall be payable, jointly and severally, by Grantors.
     14. Collateral Agent’s Duties. The powers conferred on Collateral Agent hereunder are solely to protect Collateral Agent’s interest in the Collateral, for the benefit of the Secured Parties, and shall not impose any duty upon Collateral Agent to exercise any such powers. Except for the safe custody of any Collateral in its actual possession and the accounting for moneys actually received by it hereunder, Collateral Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.
     15. Collection of Certain Accounts, Certain General Intangibles and Negotiable Collateral. At any time upon the occurrence and during the continuation of an Event of Default, Collateral Agent or Collateral Agent’s designee may (a) notify Account Debtors of any Grantor to pay all amounts owing on Accounts constituting Collateral to Collateral Agent, for the benefit of the Secured Parties, and (b) collect the Accounts, General Intangibles and Negotiable Collateral (in each case to the extent constituting Collateral) directly, and any collection costs and expenses shall constitute part of such Grantor’s Secured Obligations under the Security Documents.
     16. Disposition of Pledged Interests by Collateral Agent. None of the Pledged Interests existing as of the date of this Agreement are, and none of the Pledged Interests hereafter acquired on the date of acquisition thereof will be, registered or qualified under the various federal or state securities laws of the United States and disposition thereof after an Event of Default may be restricted to one or more private (instead of public) sales in view of the lack of such registration. Each Grantor understands that in connection with such disposition, Collateral Agent may approach only a restricted number of potential purchasers and further understands that a sale under such circumstances may yield a lower price for the Pledged Interests than if the Pledged Interests were registered and qualified pursuant to federal and state securities laws and sold on the open market. Each Grantor, therefore, agrees that: (a) if Collateral Agent shall, pursuant to the terms of this Agreement, sell or cause the Pledged Interests or any portion thereof to be sold at a private sale, Collateral Agent shall have the right to rely upon the advice and opinion of any nationally recognized brokerage or investment firm (but shall not be obligated to seek such advice and the failure to do so shall not be considered in determining the commercial reasonableness of such action) as to the best manner in which to offer the Pledged Interests or any portion thereof for sale and as to the best price reasonably obtainable at the private sale thereof; and (b) such reliance shall be conclusive evidence that Collateral Agent has handled the disposition in a commercially reasonable manner.
     17. Voting Rights.
     Upon the occurrence and during the continuation of an Event of Default, (i) Collateral Agent may, at its option, and with prior notice to any Grantor, and in addition to all rights and remedies available to Collateral Agent under any other agreement, at law, in equity, or otherwise, exercise all voting rights, and all other ownership or consensual rights in respect of the Pledged Interests owned by such Grantor, but under no circumstances is Collateral Agent obligated by the terms of this Agreement to exercise such rights, and (ii) if Collateral Agent duly exercises its right to vote any of such Pledged Interests, each Grantor hereby appoints Collateral Agent, such Grantor’s true and lawful attorney-in-fact and grants to Collateral Agent an IRREVOCABLE PROXY to vote such Pledged Interests in any manner Collateral Agent deems advisable for or against all matters submitted or which may be submitted to a vote of shareholders, partners or members, as the case may be. The power-of-attorney granted hereby is coupled with an interest and shall be irrevocable.
     18. Remedies. Upon the occurrence and during the continuance of an Event of Default:
     (a) Collateral Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein, in the Indenture or any Additional Pari Passu Agreement, or otherwise available to it, all the rights and remedies of a secured party on default under the UCC or any other applicable law. Without limiting the generality of the foregoing, each Grantor expressly agrees that, in any such event, Collateral Agent without demand of performance or other demand, advertisement or notice of any kind (except a notice specified below of time and place of public or private sale) to or upon any of Grantors or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the UCC or any other applicable law), may take immediate possession of all or any portion of the Collateral and (i) require Grantors to, and each Grantor hereby agrees that it will at its own expense and upon request of Collateral Agent forthwith, assemble all or part of the Collateral as directed by Collateral Agent and make it available to Collateral Agent at one or more locations where such Grantor regularly maintains Inventory, and (ii) without notice (except as specified below), sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of Collateral Agent’s offices or elsewhere, for cash, on credit, and upon such other terms as Collateral Agent may deem commercially reasonable.

Each Grantor agrees that, to the extent notice of sale shall be required by law, at least 10 days notice to any of Grantors of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification and specifically such notice shall constitute a reasonable “authenticated notification of disposition” within the meaning of Section 9-611 of the UCC. Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.
     (b) Collateral Agent is hereby granted a license or other right to use, without liability for royalties or any other charge, each Grantor’s labels, Patents, Copyrights, rights of use of any name, trade secrets, trade names, Trademarks, service marks and advertising matter, URLs, domain names, industrial designs, other industrial or Intellectual Property or any property of a similar nature owned by any of Grantors, as it pertains to the Collateral, in each case in preparing for sale, advertising for sale and selling any Collateral and in connection with such sale. Each Grantor’s rights under all licenses and all franchise agreements shall inure to the benefit of Collateral Agent in each case, solely to the extent permitted under applicable licenses and franchise agreements or as permitted by applicable law, in preparing for sale, advertising for sale and selling any Collateral and in connection with such sale.
     (c) Any cash held by Collateral Agent as Collateral and all cash proceeds received by Collateral Agent in respect of any sale of, collection from or other realization upon all or any part of the Collateral shall be applied against the Secured Obligations in the order set forth in Annex III. In the event the proceeds of Collateral are insufficient to satisfy all of the Secured Obligations in full, each Grantor shall remain jointly and severally liable for any such deficiency.
     (d) Each Grantor hereby acknowledges that the Secured Obligations arose out of a commercial transaction, and agrees that if an Event of Default shall occur and be continuing, Collateral Agent shall, to the extent permitted by applicable law, have the right to an immediate writ of possession without notice of a hearing. Collateral Agent shall have the right to the appointment of a receiver for the properties and assets of each Grantor, and each Grantor hereby consents to such rights and such appointment and hereby waives any objection such Grantors may have thereto or the right to have a bond or other security posted by Collateral Agent.
     19. Remedies Cumulative. Each right, power, and remedy of Collateral Agent as provided for in this Agreement or in the other Security Documents or now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power, or remedy provided for in this Agreement or in the other Security Documents or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by Collateral Agent of any one or more of such rights, powers, or remedies shall not preclude the simultaneous or later exercise by Collateral Agent of any or all such other rights, powers, or remedies.

     20. Marshaling. Collateral Agent shall not be required to marshal any present or future collateral security (including but not limited to the Collateral) for, or other assurances of payment of, the Secured Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights and remedies hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising. To the extent that it lawfully may, each Grantor hereby agrees that it will not invoke any law relating to the marshaling of collateral which might cause delay in or impede the enforcement of Collateral Agent’s rights and remedies under this Agreement or under any other instrument creating or evidencing any of the Secured Obligations or under which any of the Secured Obligations is outstanding or by which any of the Secured Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, each Grantor hereby irrevocably waives the benefits of all such laws.
     21. Merger, Amendments, Waivers; Etc. THIS WRITTEN AGREEMENT, TOGETHER WITH THE OTHER SECURITY DOCUMENTS AND ANY ADDITIONAL PARI PASSU AGREEMENT, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES. No waiver of any provision of this Agreement, and no consent to any departure by any of Grantors herefrom, shall in any event be effective unless the same shall be in writing and signed by the Collateral Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No modification of any terms of this Agreement or any other Security Document (including any waiver thereof) shall be effective, unless such modification is specifically provided in a writing directed to the applicable Grantor and executed by the Collateral Agent with the consent of such Secured Parties, if any, required by (i) the Indenture and (ii) any Additional Pari Passu Agreement, and such modification shall be applicable only to the matter specified.
     22. Addresses for Notices. All notices and other communications provided for hereunder shall be given in the form and manner and delivered to Collateral Agent or the Trustee at its address specified in the Indenture, to any of the Grantors at their respective addresses specified in the Indenture and to any Additional Pari Passu Agent, to it at the address specified in the applicable Additional Pari Passu Joinder Agreement or, as to any party, at such other address as shall be designated by such party in a written notice to the other parties.
     23. Continuing Security Interest. This Agreement shall create a continuing security interest in the Collateral (other than any Mortgaged Property) and shall (a) remain in full force and effect until the Discharge of Obligations, (b) be binding upon each of the Grantors, and their respective successors and assigns, and (c) inure to the benefit of, and be enforceable by, Collateral Agent, and its successors, transferees and assigns. Upon the Discharge of Obligations, the Security Interest granted hereby shall terminate and all rights to the Collateral shall revert to Grantors or any other Person entitled thereto. No transfer, renewal, extension or assignment of this Agreement, any other Security Document or any Additional Pari Passu Agreement, or any other instrument or document executed and delivered by any Grantor to Collateral Agent, nor the taking of further security, nor the retaking of the Collateral by Collateral Agent, nor any other act of any Secured Party shall release any of Grantors from any obligation under this Agreement or any other Security Document. Collateral Agent shall not by any act, delay, omission or otherwise, be deemed to have waived any of its rights or remedies hereunder, unless such waiver is in writing and signed by Collateral Agent and then only to the extent therein set forth. A waiver by Collateral Agent of any right or remedy on any occasion shall not be construed as a bar to the exercise of any such right or remedy which Collateral Agent would otherwise have had on any other occasion. In addition, the Security Interests granted hereunder and the Liens granted under any of the other Security Documents shall terminate and be released, in whole or in part, (i) as to the Secured Obligations under the Indenture and the Notes, as provided in the Indenture and (ii) as to the Permitted Additional Pari Passu Obligations under any Additional Pari Passu Agreement, as provided in such Additional Pari Passu Agreement. Collateral shall be released from the Security Interest under this Agreement and the Lien under any of the other Security Documents as provided in (i) the Indenture with respect to Liens securing Secured Obligations under the Indenture and the Notes and (ii) each Additional Pari Passu Agreement relating to Permitted Pari Passu Obligations with respect to Liens securing such Permitted Additional Pari Passu Obligations. The Grantors may file appropriate termination statements, mortgage releases satisfactions and re-conveyances, and other filings to terminate or evidence the termination of the Security Interests in and Liens on any assets that have been released from the Security Interest under this Agreement and the Liens under any other Security Documents in accordance with this Section 23 and, at the Grantors’ expense, the Collateral Agent shall return all Collateral in its possession to the Grantors and shall execute any termination, amendment, mortgage release, satisfaction or re-conveyance, required or desirable to terminate or evidence the termination of the Security Interest in or Lien on any property or assets released from the Security Interest under this Agreement or any Lien released under any other Security Document.
     24. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.
     25. New Subsidiaries. Any new direct or indirect Domestic Subsidiary (whether by acquisition or creation) of a Grantor that under the terms of the Indenture of any Additional Pari Passu Agreement is required to enter into this Agreement shall do so by executing and delivering in favor of Collateral Agent a supplement to this Agreement in the form of Annex 1 attached hereto. Upon the execution and delivery of such supplement by such new Domestic Subsidiary, such Domestic Subsidiary shall become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein. The execution and delivery of any instrument adding an additional Grantor as a party to this Agreement shall not require the consent of any Grantor or any other party hereunder. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor hereunder.
     26. Collateral Agent. Each reference herein to any right granted to, benefit conferred upon or power exercisable by “Collateral Agent” shall be a reference to Collateral Agent, for the benefit of the Secured Parties.
     27. Permitted Additional Pari Passu Obligations. On or after the Issue Date, the Company may from time to time designate additional obligations as Permitted Additional Pari Passu Obligations by delivering to the Collateral Agent, the Trustee and each Additional Pari

Passu Agent (a) an Officer’s Certificate (i) identifying the obligations so designated and the aggregate principal amount or face amount thereof, stating that such obligations are designated as “Permitted Additional Pari Passu Obligations” for purposes hereof, (ii) representing that such designation complies with the terms of the Indenture and each then extant Additional Pari Passu Agreement, and (iii) specifying the name and address of the Additional Pari Passu Agent for such obligations (if other than the Trustee); (b) except in the case of Additional Notes, a fully executed Additional Pari Passu Joinder Agreement (in the form attached as Annex 2); and (c) an Opinion of Counsel to the effect that the designation of such obligations as “Permitted Additional Pari Passu Obligations” does not violate the terms of the Indenture or any then extant Additional Pari Passu Agreement (upon which the Collateral Agent may conclusively and exclusively rely) subject to the qualifications specified therein.
     28. Intercreditor Matters. By accepting the benefits of this Agreement and the other Security Documents, the Collateral Agent, the Trustee, on behalf of itself and the Noteholders and each Additional Pari Passu Agent, on behalf of itself and the Secured Parties under the Additional Pari Passu Agreement under which it is acting in such capacity, agrees that it is bound by (i) the terms of the Intercreditor Agreement applicable to each of them and (ii) the provisions of Annex III. In the event of any conflict between the terms of the Intercreditor Agreement and the terms of this Agreement, the terms of the Intercreditor Agreement shall govern and control.
     29. Miscellaneous.
          (a) This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement. Delivery of an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.
          (b) Any provision of this Agreement which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.
          (c) Headings used in this Agreement are for convenience only and shall not be used in connection with the interpretation of any provision hereof.
          (d) The pronouns used herein shall include, when appropriate, either gender and both singular and plural, and the grammatical construction of sentences shall conform thereto.
          (e) Unless the context of this Agreement or any other Security Document clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.” The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Section, subsection, clause, schedule, and exhibit references herein are to this Agreement unless otherwise specified. Any reference in this Agreement to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein). Any reference herein to any Person shall be construed to include such Person’s successors and assigns. Any requirement of a writing contained herein or in any other Security Document shall be satisfied by the transmission of a Record and any Record so transmitted shall constitute a representation and warranty as to the accuracy and completeness of the information contained therein.
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     IN WITNESS WHEREOF, the undersigned parties hereto have executed this Agreement by and through their duly authorized officers, as of the day and year first above written.
GRANTORS:

OXFORD INDUSTRIES, INC.

By:	/s/ Thomas C. Chubb III

	Name:	Thomas C. Chubb III
	Title:	President

TOMMY BAHAMA GROUP, INC.

By:	/s/ Thomas C. Chubb III

	Name:	Thomas C. Chubb III
	Title:	Vice President

BEN SHERMAN CLOTHING, INC.

By:	/s/ Thomas C. Chubb III

	Name:	Thomas C. Chubb III
	Title:	Vice President

LIONSHEAD CLOTHING COMPANY

By:	/s/ Thomas C. Chubb III

	Name:	Thomas C. Chubb III
	Title:	Vice President

OXFORD CARIBBEAN, INC.

By:	/s/ Thomas C. Chubb III

	Name:	Thomas C. Chubb III
	Title:	Vice President

OXFORD GARMENT, INC.

By:	/s/ Thomas C. Chubb III

	Name:	Thomas C. Chubb III
	Title:	Vice President

OXFORD INTERNATIONAL, INC.

By:	/s/ Thomas C. Chubb III

	Name:	Thomas C. Chubb III
	Title:	Vice President

OXFORD OF SOUTH CAROLINA, INC.

By:	/s/ Thomas C. Chubb III

	Name:	Thomas C. Chubb III
	Title:	Vice President

PIEDMONT APPAREL CORPORATION

By:	/s/ Thomas C. Chubb III

	Name:	Thomas C. Chubb III
	Title:	Vice President

SFI OF OXFORD ACQUISITION CORPORATION

By:	/s/ Thomas C. Chubb III

	Name:	Thomas C. Chubb III
	Title:	Vice President

TOMMY BAHAMA BEVERAGES, LLC

By:	/s/ Thomas C. Chubb III

	Name:	Thomas C. Chubb III
	Title:	Vice President

TOMMY BAHAMA R&R HOLDINGS, INC.

	By:	/s/ Thomas C. Chubb III

		Name:	Thomas C. Chubb III
		Title:	Vice President

TOMMY BAHAMA TEXAS BEVERAGES, LLC

	By:	/s/ Thomas C. Chubb III

		Name:	Thomas C. Chubb III
		Title:	Vice President

VIEWPOINT MARKETING, INC.

	By:	/s/ Thomas C. Chubb III

		Name:	Thomas C. Chubb III
		Title:	Vice President

OXFORD LOCKBOX, INC.

	By:	/s/ Thomas C. Chubb III

		Name:	Thomas C. Chubb III
		Title:	Vice President

COLLATERAL AGENT:

U.S. BANK NATIONAL ASSOCIATION,
as Collateral Agent

	By:	/s/ Muriel Shaw

		Name:	Muriel Shaw
		Title:	Assistant Vice President

TRUSTEE:

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

	By:	/s/ Muriel Shaw

		Name:	Muriel Shaw
		Title:	Assistant Vice President

The following schedules have been deleted herefrom, but are available to the Commission upon request:

Schedule 1	Trade Names; Organizational Identification Numbers; Chief Executive Offices

Schedule 2	Commercial Tort Claims

Schedule 3	Copyright Registrations and Applications for Registration

Schedule 4	Intellectual Property Licenses

Schedule 5	Patents

Schedule 6	U.S. Trademarks and U.S. Trademark Licenses and Applications for Registration

Schedule 7	Pledged Companies

Schedule 8	List of Filing Jurisdictions

ANNEX 1 TO SECURITY AGREEMENT FORM OF SUPPLEMENT
     Supplement No. ___ (this “Supplement”) dated as of                     , 20___, to the Security Agreement dated as of June 30, 2009 (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”) among each of the parties listed on the signature pages thereto and those additional entities that thereafter become parties thereto (collectively, jointly and severally, “Grantors” and each individually “Grantor”) and U.S. Bank National Association, in its capacity as Collateral Agent for the Secured Parties (together with its successors, “Collateral Agent”), U.S. Bank National Association as Trustee and each Additional Pari Passu Agent party thereto.
W I T N E S S E T H:
     WHEREAS, capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement; and
     WHEREAS, pursuant to the Indenture or an Additional Pari Passu Agreement, the Company must execute and deliver a supplement to the Security Agreement, and the execution of the Security Agreement by the undersigned new Grantor or Grantors (collectively, the “New Grantors”) may be accomplished by the execution of this Supplement in favor of Collateral Agent, for the benefit of Secured Parties;
     NOW, THEREFORE, for and in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each New Grantor hereby agrees as follows:
     1. In accordance with Section 25 of the Security Agreement, each New Grantor, by its signature below, becomes a “Grantor” under the Security Agreement with the same force and effect as if originally named therein as a “Grantor” and each New Grantor hereby (a) agrees to all of the terms and provisions of the Security Agreement applicable to it as a “Grantor” thereunder and (b) represents and warrants that the representations and warranties made by it as a “Grantor” thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, each New Grantor, as security for the payment and performance in full of the Secured Obligations, does hereby grant, assign, and pledge to Collateral Agent, for the benefit of the Secured Parties, a security interest in and security title to all Collateral of such New Grantor to secure the full and prompt payment of the Secured Obligations, including, any interest thereon, plus reasonable attorneys’ fees and expenses if the Secured Obligations represented by the Security Agreement are collected by law, through an attorney-at-law, or under advice therefrom. Schedule 1, “Trade Names; Organizational ID Number; Chief Executive Office”, Schedule 2, “Commercial Tort Claims”, Schedule 3, “Copyright Registrations and Applications for Registration”, Schedule 4, “Intellectual Property Licenses”, Schedule 5, “Patents”, Schedule 6, “U.S. Trademarks and U.S. Trademark Licenses and Applications for Registration”, Schedule 7, “Pledged Companies” and Schedule 8, “List of Filing Jurisdictions” attached hereto supplement Schedule 1, Schedule 2, Schedule 3, Schedule 4, Schedule 5, Schedule 6, Schedule 7 and Schedule 8, respectively, to the Security Agreement and shall be deemed a part thereof for all purposes of the Security Agreement. Each reference to a “Grantor” in the Security Agreement shall be deemed to include each New Grantor. The Security Agreement is incorporated herein by reference.
     2. Each New Grantor represents and warrants to the Collateral Agent that this Supplement has been duly executed and delivered by such New Grantor and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other similar laws affecting creditors’ rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).
     3. This Supplement may be executed in multiple counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument. Delivery of a counterpart hereof by facsimile transmission or by e-mail transmission shall be as effective as delivery of a manually executed counterpart hereof.
     4. Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect.
     5. This Supplement shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflict of laws principles thereof.
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     IN WITNESS WHEREOF, each New Grantor and Collateral Agent have duly executed this Supplement to the Security Agreement as of the day and year first above written.
     NEW GRANTORS:

[Name of New Grantor]

By:

Name:

Title:

[Name of New Grantor]

By:

Name:

Title:

[Name of Collateral Agent]:

[ ]

By:

Name:

Title:

ANNEX II TO SECURITY AGREEMENT
FORM OF ADDITIONAL PARI PASSU JOINDER AGREEMENT
     The undersigned (the “Additional Pari Passu Agent”) is the agent for Persons wishing to become “Secured Parties” (the “New Secured Parties”) under the Security Agreement, dated as of June 30, 2009 (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement” (terms used without definition herein have the meanings assigned to such terms by the Security Agreement)) among Grantors party thereto and U.S. Bank National Association, as Collateral Agent (the “Collateral Agent”) and the other Security Documents.
     In consideration of the foregoing, the undersigned hereby:
     (i) represents that the Additional Pari Passu Agent has been authorized by the New Secured Parties to become a party to the Security Agreement on behalf of the New Secured Parties under that [DESCRIBE OPERATIVE AGREEMENT] (the “New Secured Agreement”) and to act as the Additional Pari Passu Agent for the New Secured Parties hereunder and under the Security Agreement;
     (ii) acknowledges that the New Secured Parties have had made available to them a copy of the Security Agreement;
     (iii) irrevocably appoints and authorizes the Collateral Agent to take such action as agent on its behalf and on behalf of the New Secured Parties and to exercise such powers under the Security Agreement and the other Security Documents as are delegated to the Collateral Agent by the terms thereof, together with all such powers as are reasonably incidental thereto; and
     (iv) accepts and acknowledges the terms of the Security Agreement applicable to it and the New Secured Parties and agrees to serve as Additional Pari Passu Agent for the New Secured Parties with respect to the Secured Obligations under the New Secured Agreement and agrees on its own behalf and on behalf of the New Secured Parties to be bound by the terms of the Security Agreement and the other Security Documents applicable to holders of Secured Obligations, with all the rights and obligations of a Secured Party thereunder and bound by all the provisions thereof as fully as if it had been a Secured Party on the effective date of the Security Agreement.
     The name and address of the representative for purposes of Section 22 of the Security Agreement are as follows:
     [name and address of Additional Pari Passu Agent]

     IN WITNESS WHEREOF, the undersigned has caused this Additional Pari Passu Joinder Agreement to be duly executed by its authorized officer as of the                      day of 20___.

[NAME]
By:
Name:
Title:

ANNEX III TO SECURITY AGREEMENT
THE COLLATERAL AGENT AND
SECURED PARTY ACKNOWLEDGMENTS1
     Acknowledgment of Priorities of Security Interests and Liens; Application of Proceeds
     (a) Each of the Secured Parties acknowledges and agrees that, notwithstanding the date, time or creation of any Liens securing any of the Secured Obligations under the Security Agreement or the Security Documents, the Secured Obligations shall be equally and ratably secured by the Liens of the Security Agreement and the Security Documents and all Liens securing any of the Secured Obligations (and any proceeds received from the enforcement of any such Liens) shall be for the equal and ratable benefit of all Secured Parties and shall be applied as provided in clause (c) below. Each Secured Party, by its acceptance of the benefits hereunder and of the Security Documents, agrees for the benefit of the other Secured Parties that, to the extent any additional or substitute collateral for any of the Secured Obligations is delivered by a Grantor to or for the benefit of any Secured Party, such collateral shall be subject to the provisions of this clause (a).
     (b) Each of the Secured Parties hereby agrees not to challenge or question in any proceeding the validity or enforceability of any Security Document (in each case as a whole or any term or provision contained therein) or the validity of any Lien or financing statement in favor of the Collateral Agent for the benefit of the Secured Parties as provided in the Security Agreement and the other Security Documents, or the relative priority of any such Lien. Each Secured Party consents to the release of Trust Monies from the Collateral Account in accordance with Article 12 of the Indenture.
     (c) The proceeds received by the Collateral Agent in respect of any sale of, collection from or other realization upon all or any part of the Collateral under this Agreement or any other Security Document (excluding funds deposited with the Trustee or any Additional Pari Passu Agent, in such capacities, in connection with any defeasance or discharge of the Indenture or any Additional Pari Passu Agreement, which shall be applied as provided therein) shall be applied, together with any other sums then held by the Collateral Agent pursuant to this Agreement, promptly by the Collateral Agent as follows:
     FIRST, to the payment of all costs and expenses, liabilities, fees, commissions and taxes paid or payable by the Collateral Agent under this Agreement or any Security Document including, without limitation, the costs and expenses of the Collateral Agent and its agents and counsel,

[1]	Unless otherwise defined herein, all capitalized terms used herein and defined in the Security Agreement, are used herein as therein defined.

and all expenses, liabilities and advances made or incurred by the Collateral Agent in connection therewith;
     SECOND, without duplication of amounts applied pursuant to clause FIRST above, to the payment in full in cash, pro rata, based on the amount of Secured Obligations outstanding under the Indenture and each Additional Pari Passu Agreement and then due and owing to (i) the Trustee to be applied as provided in the Indenture, and (ii) each Additional Pari Passu Agent to be applied as provided in the applicable Additional Pari Passu Agreement; and
     THIRD, the balance, if any, to such Grantor or as otherwise directed by a court of competent jurisdiction.
     If, despite the provisions of this Agreement, any Secured Party shall receive any payment or other recovery in excess of its portion of payments on account of the Obligations to which it is then entitled in accordance with this Agreement, such Secured Party shall hold such payment or recovery in trust for the benefit of all Secured Parties for distribution in accordance with this Annex III.
Enforcement.
     Subject to the Collateral Agent’s rights under Section 10 of the Agreement, the Required Secured Parties may direct the Collateral Agent in exercising any right or remedy available to the Collateral Agent under this Agreement or any Security Document. In the absence of any such instruction, the Collateral Agent may (but shall be under no obligation to) exercise such rights and remedies in any manner that complies with Section 10 of the Agreement. No Secured Party (other than the Collateral Agent) shall have any individual right to pursue any remedies under the Agreement against any Grantor.

EXHIBIT A
COPYRIGHT SECURITY AGREEMENT
     This COPYRIGHT SECURITY AGREEMENT (this “Copyright Security Agreement”) is made as of this ___ day of                     , 20___, among Grantors listed on the signature pages hereof (collectively, jointly and severally, “Grantors” and each individually “Grantor”), and U.S. Bank National Association, in its capacity as Collateral Agent for the Secured Parties (together with its successors, “Collateral Agent”).
W I T N E S S E T H:
     WHEREAS, Grantors shall have executed and delivered to Collateral Agent, for the benefit of the Secured Parties, that certain Security Agreement dated as of June 30, 2009 (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the “Security Agreement”); and
     WHEREAS, pursuant to the Security Agreement, Grantors are required to execute and deliver to Collateral Agent, for the benefit of the Secured Parties, this Copyright Security Agreement;
     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantors hereby agree as follows:
     1. DEFINED TERMS. All capitalized terms used but not otherwise defined herein have the meanings given to them in the Security Agreement.
     2. GRANT OF SECURITY INTEREST IN COPYRIGHT COLLATERAL. Each Grantor hereby grants to Collateral Agent, for the benefit of the Secured Parties, a continuing security interest in all of such Grantor’s right, title and interest in, to and under the following, whether presently existing or hereafter created or acquired (collectively, the “Copyright Collateral”):
     (a) all of such Grantor’s Copyrights and Intellectual Property Licenses with respect to Copyrights to which it is a party as licensor or licensee including those referred to on Schedule I hereto;
     (b) all reissues, continuations or extensions of the foregoing; and
     (c) all products and proceeds of the foregoing, including any claim by such Grantor against third parties for past, present or future infringement or dilution of any Copyright or any Copyright licensed under any Intellectual Property License.
     3. SECURITY FOR OBLIGATIONS. This Copyright Security Agreement and the Security Interest created hereby secures the payment and performance of all the Secured Obligations,

whether now existing or arising hereafter. Without limiting the generality of the foregoing, this Copyright Security Agreement secures the payment of all amounts which constitute part of the Secured Obligations and would be owed by Grantors, or any of them, to Collateral Agent, the Secured Parties, or any of them, whether or not they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any Grantor.
     4. SECURITY AGREEMENT. The security interests granted pursuant to this Copyright Security Agreement are granted in conjunction with the security interests granted to Collateral Agent, for the benefit of the Secured Parties, pursuant to the Security Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of Collateral Agent with respect to the security interest in the Copyright Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.
     5. AUTHORIZATION TO SUPPLEMENT. Collateral Agent hereby authorizes Grantors unilaterally to modify this Agreement by amending Schedule I to include any future United States registered copyrights or applications therefor of Grantors. Notwithstanding the foregoing, no failure to so modify this Copyright Security Agreement or amend Schedule I shall in any way affect, invalidate or detract from Collateral Agent’s continuing security interest in all Collateral, whether or not listed on Schedule I.
     6. COUNTERPARTS. This Copyright Security Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument. In proving this Copyright Security Agreement in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought. Any signatures delivered by a party by facsimile transmission or by other electronic transmission shall be deemed an original signature hereto.
     7. CONSTRUCTION. Unless the context of this Copyright Security Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.” The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Copyright Security Agreement refer to this Copyright Security Agreement as a whole and not to any particular provision of this Copyright Security Agreement. Section, subsection, clause, schedule, and exhibit references herein are to this Copyright Security Agreement unless otherwise specified. Any reference in this Copyright Security Agreement to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein). Any reference herein to any Person shall be construed to include such Person’s successors and assigns. Any requirement of a writing contained herein shall be satisfied by the transmission of a Record and any Record so transmitted shall constitute a representation and warranty as to the accuracy and completeness of the information contained therein.

     8. INTERCREDITOR AGREEMENT. Notwithstanding anything herein to the contrary, the liens and security interests granted to the Collateral Agent pursuant to this Agreement and the exercise of any right or remedy by the Collateral Agent hereunder, are subject to the provisions of the Intercreditor Agreement dated as of June 30, 2009 (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), among SunTrust Bank, as ABL Agent, U.S. Bank National Association, as Trustee and as Note Agent and the Grantors (as defined in the Intercreditor Agreement) from time to time party thereto. In the event of any conflict between the terms of the Intercreditor Agreement and the terms of this Agreement, the terms of the Intercreditor Agreement shall govern and control.
[signature page follows]

     IN WITNESS WHEREOF, each Grantor has caused this Copyright Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

OXFORD INDUSTRIES, INC.
By:
Name:
Title:

TOMMY BAHAMA GROUP, INC.
By:
Name:
Title:

BEN SHERMAN CLOTHING, INC.
By:
Name:
Title:

LIONSHEAD CLOTHING COMPANY
By:
Name:
Title:

OXFORD CARIBBEAN, INC.
By:
Name:
Title:

OXFORD GARMENT, INC.
By:
Name:
Title:

OXFORD INTERNATIONAL, INC.
By:
Name:
Title:

OXFORD OF SOUTH CAROLINA, INC.
By:
Name:
Title:

PIEDMONT APPAREL CORPORATION
By:
Name:
Title:

SFI OF OXFORD ACQUISITION CORPORATION
By:
Name:
Title:

TOMMY BAHAMA BEVERAGES, LLC
By:
Name:
Title:

TOMMY BAHAMA R&R HOLDINGS, INC.
By:
Name:
Title:

TOMMY BAHAMA TEXAS BEVERAGES, LLC
By:
Name:
Title:

VIEWPOINT MARKETING, INC.
By:
Name:
Title:

OXFORD LOCKBOX, INC.
By:
Name:
Title:

ACCEPTED AND ACKNOWLEDGED BY: [U.S. BANK NATIONAL ASSOCIATION], as Collateral Agent
By:
Name:
Title:

SCHEDULE I
to
COPYRIGHT SECURITY AGREEMENT
U.S. Copyright Registrations

Registration
Grantor	Country	Copyright	Registration No.	Date

Intellectual Property Licenses

EXHIBIT B
PATENT SECURITY AGREEMENT
     This PATENT SECURITY AGREEMENT (this “Patent Security Agreement”) is made as of this ___ day of                     , 20___, among Grantors listed on the signature pages hereof (collectively, jointly and severally, “Grantors” and each individually “Grantor”), and U.S. Bank National Association, in its capacity as Collateral Agent for the Secured Parties (together with its successors, “Collateral Agent”).
W I T N E S S E T H:
     WHEREAS, the Grantors shall have executed and delivered to Collateral Agent, for the benefit of the Secured Parties, that certain Security Agreement dated as of June 30, 2009 (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the “Security Agreement”); and
     WHEREAS, pursuant to the Security Agreement, Grantors are required to execute and deliver to Collateral Agent, for the benefit of the Secured Parties, this Patent Security Agreement;
     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor hereby agrees as follows:
     1. DEFINED TERMS. All capitalized terms used but not otherwise defined herein have the meanings given to them in the Security Agreement.
     2. GRANT OF SECURITY INTEREST IN PATENT COLLATERAL. Each Grantor hereby grants to Collateral Agent, for the benefit of the Secured Parties, a continuing security interest in all of such Grantor’s right, title and interest in, to and under the following, whether presently existing or hereafter created or acquired (collectively, the “Patent Collateral”):
     (a) all of its Patents and Intellectual Property Licenses with respect to Patents to which it is a party including those referred to on Schedule I hereto;
     (b) all reissues, continuations or extensions of the foregoing; and
     (c) all products and proceeds of the foregoing, including any claim by such Grantor against third parties for past, present or future infringement or dilution of any Patent or any Patent licensed under any Intellectual Property License.
     3. SECURITY FOR OBLIGATIONS. This Patent Security Agreement and the Security Interest created hereby secures the payment and performance of all the Secured Obligations, whether now existing or arising hereafter. Without limiting the generality of the foregoing, this Patent Security Agreement secures the payment of all amounts which constitute part of the Secured Obligations and would be owed by Grantors, or any of them, to Collateral Agent, the Secured Parties, or any of them, whether or not they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any Grantor.
     4. SECURITY AGREEMENT. The security interests granted pursuant to this Patent Security Agreement are granted in conjunction with the security interests granted to Collateral Agent, for the benefit of the Secured Parties, pursuant to the Security Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of Collateral Agent with respect to the security interest in the Patent Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.
     5. AUTHORIZATION TO SUPPLEMENT. If any Grantor shall obtain rights to any new patentable inventions or become entitled to the benefit of any patent application or patent for any reissue, division, or continuation, of any patent, the provisions of this Patent Security Agreement shall automatically apply thereto. Without limiting Grantors’ obligations under this Section 5, Collateral Agent hereby authorizes Grantors unilaterally to modify this Agreement by amending Schedule I to include any such new patent rights of Grantors. Notwithstanding the foregoing, no failure to so modify this Patent Security Agreement or amend Schedule I shall in any way affect, invalidate or detract from Collateral Agent’s continuing security interest in all Collateral, whether or not listed on Schedule I.
     6. COUNTERPARTS. This Patent Security Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument. In proving this Patent Security Agreement in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought. Any signatures delivered by a party by facsimile transmission or by other electronic transmission shall be deemed an original signature hereto.
     7. CONSTRUCTION. Unless the context of this Patent Security Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.” The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Patent Security Agreement refer to this Patent Security Agreement as a whole and not to any particular provision of this Patent Security Agreement. Section, subsection, clause, schedule, and exhibit references herein are to this Patent Security Agreement unless otherwise specified. Any reference in this Patent Security Agreement to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein). Any reference herein to any Person shall be construed to include such Person’s successors and assigns. Any requirement of a writing contained herein shall be satisfied by the transmission of a Record and any Record so transmitted shall constitute a representation and warranty as to the accuracy and completeness of the information contained therein.

     8. INTERCREDITOR AGREEMENT. Notwithstanding anything herein to the contrary, the liens and security interests granted to the Collateral Agent pursuant to this Agreement and the exercise of any right or remedy by the Collateral Agent hereunder, are subject to the provisions of the Intercreditor Agreement dated as of June 30, 2009 (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), among SunTrust Bank, as ABL Agent, U.S. Bank National Association, as Trustee and as Note Agent and the Grantors (as defined in the Intercreditor Agreement) from time to time party thereto. In the event of any conflict between the terms of the Intercreditor Agreement and the terms of this Agreement, the terms of the Intercreditor Agreement shall govern and control.
[signature page follows]

     IN WITNESS WHEREOF, each Grantor has caused this Patent Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

OXFORD INDUSTRIES, INC.
By:
Name:
Title:

TOMMY BAHAMA GROUP, INC.
By:
Name:
Title:

BEN SHERMAN CLOTHING, INC.
By:
Name:
Title:

LIONSHEAD CLOTHING COMPANY
By:
Name:
Title:

OXFORD CARIBBEAN, INC.
By:
Name:
Title:

OXFORD GARMENT, INC.
By:
Name:
Title:

OXFORD INTERNATIONAL, INC.
By:
Name:
Title:

OXFORD OF SOUTH CAROLINA, INC.
By:
Name:
Title:

PIEDMONT APPAREL CORPORATION
By:
Name:
Title:

SFI OF OXFORD ACQUISITION CORPORATION
By:
Name:
Title:

TOMMY BAHAMA BEVERAGES, LLC
By:
Name:
Title:

TOMMY BAHAMA R&R HOLDINGS, INC.
By:
Name:
Title:

TOMMY BAHAMA TEXAS BEVERAGES, LLC
By:
Name:
Title:

VIEWPOINT MARKETING, INC.
By:
Name:
Title:

OXFORD LOCKBOX, INC.
By:
Name:
Title:

ACCEPTED AND ACKNOWLEDGED BY: U.S. BANK NATIONAL ASSOCIATION, as Collateral Agent
By:
Name:
Title:

SCHEDULE I
to
PATENT SECURITY AGREEMENT
U.S. Patent Registrations

Grantor	Patent	Registration No.	Registration Date

Patent Licenses

EXHIBIT C
TRADEMARK SECURITY AGREEMENT
     This TRADEMARK SECURITY AGREEMENT (this “Trademark Security Agreement”) is made as of this ___ day of ___, 20___, among Grantors listed on the signature pages hereof (collectively, jointly and severally, “Grantors” and each individually “Grantor”), and U.S. Bank National Association, in its capacity as Collateral Agent for the Secured Parties (together with its successors, “Collateral Agent”).
W I T N E S S E T H:
     WHEREAS, the Grantors shall have executed and delivered to Collateral Agent, for the benefit of the Secured Parties, that certain Security Agreement dated as of June 30, 2009 (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the “Security Agreement”); and
     WHEREAS, pursuant to the Security Agreement, Grantors are required to execute and deliver to Collateral Agent, for the benefit of the Secured Parties, this Trademark Security Agreement;
     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantors hereby agree as follows:
     1. DEFINED TERMS. All capitalized terms used but not otherwise defined herein have the meanings given to them in the Security Agreement or, if not defined therein, in the Indenture.
     2. GRANT OF SECURITY INTEREST IN TRADEMARK COLLATERAL. Each Grantor hereby grants to Collateral Agent, for the benefit of the Secured Parties, a continuing security interest in all of such Grantor’s right, title and interest in, to and under the following, whether presently existing or hereafter created or acquired (collectively, the “Trademark Collateral”):
     (a) all of such Grantor’s U.S. Trademarks and U.S. Trademark Licenses to which it is a party including those referred to on Schedule I hereto;
     (b) all reissues, continuations or extensions of the foregoing; and
     (c) all products and proceeds of the foregoing, including any claim by such Grantor against third parties for past, present or future infringement or dilution of any U.S. Trademark or any breach of any U.S. Trademark License.
     3. SECURITY FOR OBLIGATIONS. This Trademark Security Agreement and the Security Interest created hereby secures the payment and performance of all the Secured Obligations, whether now existing or arising hereafter. Without limiting the generality of the foregoing, this Trademark Security Agreement secures the payment of all amounts which constitute part of the Secured Obligations and would be owed by Grantors, or any of them, to Collateral Agent, the Secured Parties, or any of them, whether or not they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any Grantor.
     4. SECURITY AGREEMENT. The security interests granted pursuant to this Trademark Security Agreement are granted in conjunction with the security interests granted to Collateral Agent, for the benefit of the Secured Parties, pursuant to the Security Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of Collateral Agent with respect to the security interest in the Trademark Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.
     5. AUTHORIZATION TO SUPPLEMENT. Collateral Agent hereby authorizes Grantors unilaterally to modify this Agreement by amending Schedule I to include any future U.S. Trademarks of Grantors. Notwithstanding the foregoing, no failure to so modify this Trademark Security Agreement or amend Schedule I shall in any way affect, invalidate or detract from Collateral Agent’s continuing security interest in all Collateral, whether or not listed on Schedule I.
     6. COUNTERPARTS. This Trademark Security Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument. In proving this Trademark Security Agreement or any other Senior Secured Note Document in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought. Any signatures delivered by a party by facsimile transmission or by other electronic transmission shall be deemed an original signature hereto.
     7. CONSTRUCTION. Unless the context of this Trademark Security Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.” The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Trademark Security Agreement refer to this Trademark Security Agreement as a whole and not to any particular provision of this Trademark Security Agreement. Section, subsection, clause, schedule, and exhibit references herein are to this Trademark Security Agreement unless otherwise specified. Any reference in this Trademark Security Agreement to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein). Any reference herein to any Person shall be construed to include such Person’s successors and assigns. Any requirement of a writing contained herein shall be satisfied by the transmission of a Record and any Record so transmitted shall constitute a representation and warranty as to the accuracy and completeness of the information contained therein.

     8. INTERCREDITOR AGREEMENT. Notwithstanding anything herein to the contrary, the liens and security interests granted to the Collateral Agent pursuant to this Agreement and the exercise of any right or remedy by the Collateral Agent hereunder, are subject to the provisions of the Intercreditor Agreement dated as of June 30, 2009 (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), among SunTrust Bank, as ABL Agent, U.S. Bank National Association, as Trustee and as Note Agent and the Grantors (as defined in the Intercreditor Agreement) from time to time party thereto. In the event of any conflict between the terms of the Intercreditor Agreement and the terms of this Agreement, the terms of the Intercreditor Agreement shall govern and control.
[signature page follows]

     IN WITNESS WHEREOF, each Grantor has caused this Trademark Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

OXFORD INDUSTRIES, INC.
By:
Name:
Title:

TOMMY BAHAMA GROUP, INC.
By:
Name:
Title:

BEN SHERMAN CLOTHING, INC.
By:
Name:
Title:

LIONSHEAD CLOTHING COMPANY
By:
Name:
Title:

OXFORD CARIBBEAN, INC.
By:
Name:
Title:

OXFORD GARMENT, INC.
By:
Name:
Title:

OXFORD INTERNATIONAL, INC.
By:
Name:
Title:

OXFORD OF SOUTH CAROLINA, INC.
By:
Name:
Title:

PIEDMONT APPAREL CORPORATION
By:
Name:
Title:

SFI OF OXFORD ACQUISITION CORPORATION
By:
Name:
Title:

TOMMY BAHAMA BEVERAGES, LLC
By:
Name:
Title:

TOMMY BAHAMA R&R HOLDINGS, INC.
By:
Name:
Title:

TOMMY BAHAMA TEXAS BEVERAGES, LLC
By:
Name:
Title:

VIEWPOINT MARKETING, INC.
By:
Name:
Title:

OXFORD LOCKBOX, INC.
By:
Name:
Title:

ACCEPTED AND ACKNOWLEDGED BY: U.S. BANK NATIONAL ASSOCIATION, as Collateral Agent
By:
Name:
Title:

SCHEDULE I
to
TRADEMARK SECURITY AGREEMENT
U.S. Trademarks and Applications for Registration

Registration
Grantor	Trademark	Registration No.	Date

U.S. Trademark Licenses

EXHIBIT D
PLEDGED INTERESTS ADDENDUM
     This Pledged Interests Addendum, dated as of                      ___, 20___, is delivered pursuant to Section 7 of the Security Agreement referred to below. The undersigned hereby agrees that this Pledged Interests Addendum may be attached to that certain Security Agreement, dated as June 30, 2009 (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”), made by the undersigned, together with the other Grantors named therein, to U.S. Bank National Association, as Collateral Agent. Initially capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Security Agreement. The undersigned hereby agrees that the additional interests listed on this Pledged Interests Addendum as set forth below shall be and become part of the Pledged Interests pledged by the undersigned to Collateral Agent in the Security Agreement and any pledged company set forth on this Pledged Interests Addendum as set forth below shall be and become a “Pledged Company” under the Security Agreement, each with the same force and effect as if originally named therein.
     The undersigned hereby certifies that the representations and warranties set forth in Section 7 of the Security Agreement of the undersigned are true and correct as to the Pledged Interests listed herein on and as of the date hereof.

[ ]
By:
Name:
Title:

Name of
Name of	Pledged	Number of	Class of	Percentage of	Certificate
Pledgor	Company	Shares/Units	Interests	Class Owned	Nos.